UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2020
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L&F ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation)	001-39722 (Commission File Number)	98-1557361 (IRS Employer Identification No.)

150 North Riverside Plaza, Suite 5200
Chicago, Illinois 60606
(Address of principal executive offices, including Zip Code)

(312) 705-2786
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	LNFA.U	The New York Stock Exchange

Class A Ordinary Shares included as part of the units	LNFA	The New York Stock Exchange

Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LNFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

On November 23, 2020, L&F Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 15,000,000 units (the “Units”), at an offering price of $10.00 per Unit, and private placements with (i) JAR Sponsor, LLC (the “Sponsor”) of 5,000,000 private placement warrants at a price of $1.00 per warrant and (ii) Jefferies LLC (the “Underwriter”) of 1,859,505 private placement warrants at a price of approximately $1.21 per warrant (the “Private Placement”). The Company granted the Underwriter a 45-day option to purchase up to 2,250,000 additional Units at the public offering price to cover over-allotments, if any.  On November 23, 2020, the Underwriter exercised the over-allotment option in full. Concurrently with the closing of the over-allotment option on November 25, 2020, the Company consummated private placements with (a) the Sponsor of an additional 450,000 private placement warrants at a price of $1.00 per unit and (ii) the Underwriter of an additional 278,925 private placement warrants at a price of approximately $1.21 per unit (the “Option Private Placement”). The net proceeds from the IPO, including the over-allotment option, and certain of the proceeds from the Private Placement and the Option Private Placement, $175,087,500 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the Underwriter with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of November 23, 2020 reflecting receipt of the gross proceeds from the IPO, including the over-allotment option, Private Placement and Option Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2020	L&F ACQUISITION CORP

	By:	/s/ Adam Gerchen
	Name:	Adam Gerchen
	Title:	Chief Executive Officer